UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 17, 2020
Date of report (Date of earliest event reported)
______________________
ENCORE CAPITAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26489	48-1090909
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
350 Camino de la Reina, Suite 100
San Diego, California 92108
(Address of principal executive offices)(Zip Code)
(877) 445-4581
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	ECPG	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting of Stockholders (“Annual Meeting”) on June 17, 2020. The final voting results on the proposals presented at the Annual Meeting are set forth below.
The first proposal was for the election of the following nine directors: Michael P. Monaco, Ashwini (Ash) Gupta, Wendy G. Hannam, Jeffrey A. Hilzinger, Angela A. Knight, Laura Newman Olle, Richard J. Srednicki, Richard P. Stovsky and Ashish Masih. All nine directors were elected, with the following votes tabulated:

	For	Withheld	Broker Non-Votes
Michael P. Monaco	27,999,294	90,594	1,241,459
Ashwini (Ash) Gupta	27,912,944	176,944	1,241,459
Wendy G. Hannam	27,999,890	89,998	1,241,459
Jeffrey A. Hilzinger	28,027,496	62,392	1,241,459
Angela A. Knight	27,919,561	170,327	1,241,459
Laura Newman Olle	27,968,875	121,013	1,241,459
Richard J. Srednicki	27,996,739	93,149	1,241,459
Richard P. Stovsky	28,026,635	63,253	1,241,459
Ashish Masih	27,999,957	89,931	1,241,459
The second proposal was a non-binding vote to approve the compensation of the Company’s named executive officers. In a non-binding vote, the compensation of the Company’s named executive officers was approved, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
27,498,020	585,118	6,750	1,241,459
The third proposal was to recommend, in a non-binding vote, the frequency of future non-binding stockholder votes to approve the compensation of the Company’s named executive officers. In a non-binding vote, the Company’s stockholders recommended a non-binding vote to approve the compensation of the Company’s named executive officers every year, with the following votes tabulated:

One Year	Two Years	Three Years	Abstain
26,523,793	3,100	1,348,170	214,825
The fourth proposal was the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was ratified, with the following votes tabulated:

For	Against	Abstain
29,131,935	189,925	9,487

The Company’s Board of Directors has determined that it will include a non-binding vote to approve the compensation of the Company’s named executive officers in its proxy materials every year until the next non-binding vote to approve the frequency of such vote, which will occur no later than the Company’s 2026 annual meeting of stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date:	June 19, 2020	/s/ Gregory Call
Gregory Call
Executive Vice President, General Counsel, Chief Administrative Officer and Secretary